UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2011

OM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12515	52-1736882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

127 Public Square

1500 Key Tower

Cleveland, Ohio 44114-1221

(Address of principal executive offices)

(Zip code)

(216) 781-0083

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 4, 2011, OM Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission, on which the Company reported the acquisition of VAC Holding GmbH (“VAC Holding”) pursuant to the terms of a Share Purchase Agreement (the “Share Purchase Agreement”), dated July 3, 2011, among the Company, its wholly-owned foreign direct subsidiary, OMG Germany Holding GmbH (“OMG Holding”), and VAC Luxembourg S.à r.l. (“VAC Luxembourg”), an entity controlled by One Equity Partners II, L.P. (“OEP”) under Item 2.01 of Form 8-K. The Company hereby amends the Initial Report in order to provide the financial information required by Items 9.01(a) and (b) of Form 8-K. The remainder of the information contained in the Initial Report is not hereby amended.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements are filed as exhibits hereto and incorporated by reference herein:

Audited consolidated financial statements of VAC Holding GmbH (in Euros) as of and for the years ended December 31, 2010 and 2009 are attached hereto as Exhibit 99.1.

Unaudited interim consolidated financial statements of VAC Holding GmbH (in Euros) as of June 30, 2011 and December 31, 2010 and for the six months ended June 30, 2011 and 2010 are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information required by this Item for the year ended December 31, 2010 and as of and for the six months ended June 30, 2011 is attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23	Consent of KPMG AG Wirtschaftsprüfungsgesellschaft

99.1	Audited consolidated financial statements of VAC Holding GmbH (in Euros) as of and for the years ended December 31, 2010 and 2009 prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board

99.2	Unaudited interim consolidated financial statements of VAC Holding GmbH (in Euros) as of June 30, 2011 and December 31, 2010 and for the six months ended June 30, 2011 and 2010 prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board

99.3	Unaudited pro forma condensed combined financial information for the year ended December 31, 2010 and as of and for the six months ended June 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.
(Registrant)

Date: October 17, 2011
/s/ Kenneth Haber
	Name:	Kenneth Haber
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of KPMG AG Wirtschaftsprüfungsgesellschaft

99.1	Audited consolidated financial statements of VAC Holding GmbH (in Euros) as of and for the years ended December 31, 2010 and 2009 prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board

99.2

Unaudited interim consolidated financial statements of VAC Holding GmbH (in Euros) as of June 30, 2011 and December 31, 2010 and for the six months ended June 30, 2011 and 2010 prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board

99.3	Unaudited pro forma condensed combined financial information for the year ended December 31, 2010 and as of and for the six months ended June 30, 2011

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